EXHIBIT 10.2

FIRST AMENDMENT TO
VOTING AGREEMENT

This First Amendment to Voting Agreement (this “Amendment”) is effective as of November 17, 2016 by and between Perceptron, Inc., a Michigan corporation (the Company”) and Moab Partners, L.P. and Moab Capital Partners, LLC (collectively, the “Holders”). Capitalized terms not otherwise defined herein have the meanings set forth in the Agreement (as defined below).

RECITALS

WHEREAS, the Company and the Executive are parties to that certain Voting Agreement dated as of August 9, 2016 (the “Agreement”); and

WHEREAS, the parties wish to amend the Agreement as set forth herein.

AGREEMENTS

NOW, THEREFORE, in consideration of the mutual promises contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1.           Section 4(b)(vii) of the Agreement shall be amended and restated to read as follows:

(vii)     upon the appointment of a new President and Chief Executive Officer, by June 1, 2017, the new President and Chief Executive Officer will be appointed to the Board to fill a vacancy left by the resignation of either Robert S. Oswald or Terryll R. Smith, who will resign at that time to facilitate such appointment.

2.            If there is any inconsistency or ambiguity between this Amendment and the Agreement, this Amendment shall control in all respects.

3.            Except as is specifically set forth in this Amendment, the remaining provisions of the Agreement are not otherwise modified or amended, and all such provisions of the Agreement shall remain in full force and effect.

4.           This Amendment may be executed in as many counterparts as may be deemed necessary and convenient, and by the different parties hereto on separate counterparts, and each of which, when so executed, shall be deemed an original, and all such counterparts shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.

Perceptron, Inc.

By:	/s/ W. Richard Marz
Name: W. Richard Marz
Title: Chairman, President and CEO

MOAB PARTNERS, L.P.

By:	/s/ Michael Rothenberg
Name: Michael Rothenberg
Title: General Partner of Moab GP LLC the
General Partner of Moab Partners, LP

MOAB CAPITAL PARTNERS, LLC

By:	/s/ Michael Rothenberg
Name: Michael Rothenberg
Title: President

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